FORM 8-K





                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                 CURRENT REPORT




                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934




                         Date of Report: April 30, 1998




                               PECO ENERGY COMPANY
             (Exact name of registrant as specified in its charter)




                         PENNSYLVANIA 1-1401 23-0970240
                       (State or other (SEC (IRS Employer
                   jurisdiction of file number) Identification
                             incorporation) Number)




              230l Market Street, Philadelphia, Pennsylvania 19101
               (Address of principal executive offices) (Zip Code)




               Registrant's telephone number, including area code:
                                 (215) 841-4000

Item 5.  Other Events


On April 29, 1998, the Company and other parties to the Company's restructuring proceeding filed a Joint Petition for Settlement (Joint Petition) with the Pennsylvania Public Utility Commission (PUC). The proceeding, which began April 1, 1997 with the Company's filing of its comprehensive restructuring plan, is pursuant to the Electricity Generation Competition and Customer Choice Act (Competition Act).

The Joint Petition, which must be approved by the PUC, was signed by many parties, including consumer groups, industrial users, utilities and marketers.

The Joint Petition represents a comprehensive settlement that resolves issues on appeal before the Commonwealth Court of Pennsylvania (Commonwealth Court) and the United States District Court for the Eastern District of Pennsylvania (Eastern District Court) by parties to the settlement.

The following is a summary of the major elements of the settlement:

     - Recovery of $5.26 billion of stranded costs over a 12-year transition period beginning January 1, 1999 and ending December 31, 2010, with a return of 10.75 percent.

     - Rate caps will vary over the transition period. (See table.)

     - Guaranteed rate reductions in the first two years of the transition period -- a total of 8 percent in 1999 and a minimum of 6 percent in 2000.

     - Beginning on January 1, 1999, the Company will unbundle rates into three components:

        -   a transmission and distribution (T&D) rate of 2.98 cents per kWh.

        - a competitive transition charge (CTC) designed to recover the $5.26 billion of stranded costs. Revenue collected through the CTC will be reconciled annually based on actual sales.

        - a shopping credit initially set at 4.46 cents per kWh on a system-wide basis.

     - Authorization for the Company to securitize up to $4 billion of stranded costs. The intangible transition charges (ITC) associated with transition bonds must terminate no later than December 31, 2010. Rates under the settlement include the anticipated benefits of securitization. No rate adjustment will be made upon issuance of transition bonds.

     - Flexible pricing, within a specified range, for residential default customers.

     - Customer choice phased in between January 1, 1999 and January 2, 2000.

     - Authorization for the Company to transfer its generation assets to a separate entity.

     - Ability of electric generation suppliers (EGS) to provide metering and billing services to retail customers who have direct access.

     - On January 1, 2001, the provider of default service for 20 percent of residential customers will be bid competitively.

     - If 35 percent and 50 percent of all customers are not shopping by 2001 and 2003, respectively, a number of customers sufficient to equal those trigger points shall be randomly selected and assigned to licensed suppliers by a PUC-determined process.


SCHEDULE OF RATES

                        SCHEDULE OF SYSTEM AVERAGE RATES
                                   (cent)/KWH


  Eff. Date    Trans.(a)   Distr.    T&D Rate   CTC/ITC   Shopping   Generation
                                      Cap(b)                Credit     Rate
                                                                       Cap(c)
                 (1)        (2)        (3)        (4)       (5)         (6)



January 1, 1999    0.45     2.53       2.98      1.72       4.46       6.18

January 1, 2000    0.45     2.53       2.98      1.92       4.46       6.38

January 1, 2001    0.45     2.53       2.98      2.51       4.47       6.98

January 1, 2002    0.45     2.53       2.98      2.51       4.47       6.98

January 1, 2003    0.45     2.53       2.98      2.47       4.51       6.98

January 1, 2004    0.45     2.53       2.98      2.43       4.55       6.98

January 1, 2005(d) 0.45     2.53       2.98      2.40       4.58       6.98

January 1, 2006    (e)       (e)       N/A       2.66       4.85       7.51

January 1, 2007    (e)       (e)       N/A       2.66       5.35       8.01

January 1, 2008    (e)       (e)       N/A       2.66       5.35       8.01

January 1, 2009    (e)       (e)       N/A       2.66       5.35       8.01

January 1, 2010    (e)       (e)       N/A       2.66       5.35       8.01

(a)   Transmission prices listed are for illustration only.  The PUC does not regulate rates for transmission service.
(b)   T&D Rate Cap (column 3) = sum of columns (1)+(2).
(c)   Generation  Rate  Cap  (column  6) = sum of  columns  (4)+(5).  The cap on generation rates will be extended,  at higher levels than set forth in the
      Competition  Act,  until  December  31,  2010.  In  the  Competition  Act, generation rates were capped until 2005.
(d)   Effective until June 30, 2005.
(e)   The cap on the  Company's  T&D  rates  under the  Competition  Act will be extended  until June 30,  2005.  In the  Competition  Act,  T&D rates were capped until 2001.

NOTES:
       - Average  figures  for  CTC/ITC  from  1999-2010  in column 4 are fixed, subject to reconciliation for actual sales levels.
       - The  shopping  credit  figures in column 5 will be  adjusted to reflect changes due to the CTC/ITC reconciliation.
       - Average transmission and distribution service rates will not exceed the figures in column 3.
       - The generation portion of bills for customers who remain with regulated Company-generation supply will not, on average, exceed figures in column 6.
       - Calculation of Year 1 average rates:
         9.96 (cent)/kWh (existing rate cap) - 8 percent reduction = 9.16 (cent)/kWh
         9.16 (cent)/kWh = 2.98 (column 3) + 1.72 (column 4) + 4.46 (column 5)

CTC AMORTIZATION

                              ANNUAL STRANDED COST
                           AMORTIZATION AND RETURN(a)



               Annual                        Revenue Excluding GRT
   Year        Sales        CTC       Total     Return @ 10.75%     Amortization
               mWh      (cent)/kWh    ($000)       ($000)               ($000)

  --------------------------------------------------------------------------

  1999        33,569,358    1.72    $551,988     $566,134           $ (14,146)

  2000        33,837,913    1.92     621,102      564,222              56,879

  2001        34,108,616    2.51     818,457      547,777             270,680

  2002        34,381,485    2.51     825,004      516,869             308,135

  2003        34,656,537    2.47     818,352      482,401             335,951

  2004        34,933,789    2.43     811,540      444,798             366,742

  2005        35,213,260    2.40     807,933      403,555             404,378

  2006        35,494,966    2.66     902,623      353,070             549,553

  2007        35,778,925    2.66     909,844      290,627             619,217

  2008        36,065,157    2.66     917,123      220,312             696,811

  2009        36,353,678    2.66     924,459      141,229             783,231

  2010        36,644,507    2.66     931,855       52,381             879,474

(a) Subject to reconciliation of actual sales and collections. Under the settlement, sales are estimated to increase 0.8 percent per year.


OTHER FEATURES

- The T&D rate cap of 2.98 cents per kWh includes .01 cents for a sustainable energy and economic development fund during the rate cap period.

-  The  Company  is  permitted  to  transfer  ownership  and  operation  of  its
   generating   facilities  to  a  separate  corporate  entity.  The  generating facilities will be valued at book value at the time of the transfer.

- Twenty percent of residential customers will be assigned to a provider of last resort (PLR), other than the Company, on January 1, 2001. The PLR will be selected on the basis of a PUC-approved energy and capacity market price bidding process. Company-affiliated suppliers will be prohibited from bidding for this block of customers.

- As of January 1, 2001, the Company (as PLR) will price its service to residential customers within a specified range. A single rate will be established for each rate schedule.

- A Qualified Rate Order authorizing securitization of up to $4 billion is included.




BACKGROUND

December 3, 1996
  Governor Ridge signed into law the Competition Act, which fundamentally restructures retail electric service in Pennsylvania.

January 22, 1997
  The Company filed a request for authorization to securitize $3.6 billion in stranded costs.

April 1, 1997
  The Company submitted a comprehensive Restructuring Plan, which included a request for approval of the imposition of unbundled rates and the recovery of $6.8 billion in stranded costs.

July 18, 1997
  The Company submitted Rebuttal Testimony, which reflected an increase in stranded costs to $7.5 billion.

August 27, 1997
  The Company and nine other parties, including representatives of all major consumer interests, filed a Joint Petition for Partial Settlement.

October 7, 1997
  Enron Energy Services Power, Inc. filed a petition requesting approval of an alternative restructuring plan.

December 11, 1997
  PUC voted 3-2 to adopt a motion which rejected the Partial Settlement and the Enron Plan, and substantially modified the Company's proposed restructuring plan.

December 23, 1997
  PUC issued its Restructuring Order which, among other things, determined that the Company's recoverable stranded costs were $5.024 billion and that unbundling of the Company's rates resulted in a customer shopping credit of
  4.46 cents per kWh.

January 7, 1998
  The Company and five other parties filed petitions requesting rehearing, reconsideration and clarification of the Restructuring Order.

January 16, 1998
  PUC issued an order denying many of the changes requested by the parties, reducing authorized stranded costs to $4.9 billion and directing the Company to make a compliance filing.

January 20, 1998
  The Company submitted its compliance filing.

February 1998
  PUC rejected the Company's compliance filing and modified the Company's revised compliance filing.

  The Company filed appeals to Commonwealth Court and a complaint in U.S. District Court. Appeals were also filed by the Consumer
  Education and Protection Association, Indianapolis Power & Light Co., Conectiv Energy, the Office of Consumer Advocate, Enron Power
  Marketing, Inc. and NEV, East, LLC.

March 5, 1998 Settlement negotiations began.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                             PECO ENERGY COMPANY


                                                           \S\ J. Barry Mitchell
                                                         -----------------------
                                                         Vice President, Finance
                                                                   and Treasurer

April 30, 1998